EXHIBIT 32.1

                          SECTION 906 CERTIFICATION OF
         PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

In connection with the accompanying Quarterly Report on Form 10-Q of Goff Corp. for the quarter ended December 31, 2011, the undersigned, Gary O'Flynn, President, Chief Executive Officer, and Chief Financial Officer of Goff Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) such Quarterly Report on Form 10-Q for the quarter ended December 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended December 31, 2011 fairly presents, in all material respects, the financial condition and results of operations of Goff Corp.

Dated: February 9, 2012               By: /s/ Gary O'Flynn
                                          --------------------------------------
                                          Gary O'Flynn, President,
                                          Chief  Executive Officer and
                                          Chief Financial Officer